EXHIBIT 10.1

Consulting Agreement

This Consulting Agreement (the "Agreement") made as of the date __________________ by and between ________________("Consultant") and  Chatching, Inc., a Florida corporation ("Company").

WITNESSETH

WHEREAS, the Company requires Consultants to provide certain specified services only accordance with the terms of this Agreement;

WHEREAS, Consultant shall provide Company with consulting services and is desirous of performing such services for the Company; and

WHEREAS, the Company wishes to induce Consultant to provide these consulting services to the Company,

NOW, THEREFORE, in consideration of the mutual covenants hereinafter stated, it is agreed as follows:

1.  APPOINTMENT

The Company hereby engages Consultant and Consultant agrees to render various services to the Company upon the terms and conditions hereinafter set forth.

2.  TERM

The term of this Agreement begins as of the date of this Agreement and shall terminate when agreed as specified below under “Termination.”

3.  SERVICES

During the term of this Agreement, Consultant shall provide the following services:  The services which the Consultant may render are set forth in Exhibit A to the Company’s Employee/Consultant Benefits Plan (“Plan”), a copy of which has been furnished to Consultant.  The entire Plan is incorporated by reference herein.

Consultant may select which of the duties under the Plan Consultant wishes to perform.  Consultant is not required to render any of these services and is free to use other social networking sites.

4.  DUTIES OF THE COMPANY

The Company shall comply with its obligation under the Plan.

5.  COMPENSATION

The compensation to Consultant is set forth in the Plan.

6.  REPRESENTATION AND INDEMNIFICATION

Consultant represents that Consultant has read and fully understands all provisions of the Plan and agrees to indemnify, hold harmless and defend the Company from any and all claims or demands of any kind relating to the Consultant's breach of its agreements hereunder.

Consultant represents and warrants the following and understands and agrees to the following limitations on their activities:

•	Consultants are prohibited by contract from making any direct offer to become a user of the site or a Consultant to any prospective user of the site or any prospective Consultant.

•
Consultants are prohibited by contract from discussing any aspect of the Consultant Program with any prospective user of the site or any prospective Consultant in any form of communication which falls outside that permitted under SEC Rule 134, attached hereto as Exhibit A, and in connection therewith may not advise any potential user of any merits of becoming a Consultant.

•
Consultants who wish to earn Points from referrals may only do so by requesting the Company issue an invitation to a potential user of the site as set forth in the Company’s registration statement filed with the SEC.  They may not issue any such invitation directly.

•	Consultants represent that they have not participated in the offer or sale of any securities prior to their becoming a Consultant to the Company.

•	No Consultant can be involved any negotiations between the Company and a prospective user, let alone any prospective consultant of the merits of becoming a Consultant.

•	Consultants must comply with all Consultant Transaction Program procedures as set forth in the Company’s registration statement.

•
Consultants understand and agree that potential Users they may ask the company to invite are not required to become Consultants.  Although Consultants will receive Points as a result of asking the Company to invite other persons to become Users of the website, Consultants will not receive any additional Points or any other benefits if an Invited User elects, on their own and only by following the procedures set forth on our website, to become a Consultant.  In other words, a Consultant will receive exactly the same number of Points in connection with a User that the Consultant asked the company to invite as well as that Company Invited User’s use of the website regardless of whether or not the invited user elects to become a Consultant or uses our site simply as a User.

7.  MISCELLANEOUS

Termination: Consultant may terminate this Agreement upon written notice to the Company, which shall be effective five (5) business days from the date of such notice.  This Agreement shall also terminate upon award of all stock eligible to be awarded under the Plan.

Modification: This Agreement sets forth the entire understanding of the Parties with respect to the subject matter hereof, and may be amended only in a written document signed by both parties.

Notices: Any notices required or permitted to be given hereunder shall be in writing and shall be mailed or otherwise delivered in person or by e-mail to the address of such Party as the Party shall have furnished in writing to the other Party.

Waiver: Any waiver by either Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of that provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions will not be considered a waiver or deprive the other Party of the right thereafter to insist upon adherence to that term of any other term or this Agreement.

Assignment: The duties of Consultant may not be assigned without consent of the Company.

Severability: If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.

Governing Law; Venue; Jurisdiction:  This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Florida as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Florida, without regard to its principles of conflicts of laws. Venue for any legal action which may be brought hereunder shall be deemed to lie in the county of the Company’s principal place of business in Florida.   The parties agree that, irrespective of any wording that might be construed to be in conflict with this paragraph, this agreement is one for performance in Florida for the purpose of this section.  The parties to this agreement agree that they waive any objection, constitutional, statutory or otherwise, to a Florida court’s taking jurisdiction of any dispute between them.  By entering into this agreement, the parties, and each of them understand that they might be called upon to answer a claim asserted in a Florida court.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties.

CONSULTANT [No person may be a Consultant unless they are 12 years of age.  If Consultant is older than 12 but younger than 18, this Agreement is not valid until the attached PARENTAL CONSENT FORM is completed and signed in full.]

Name of Consultant -please print:
__________________________________________________

Consultant’s Address:
__________________________________________________

__________________________________________________

__________________________________________________

e-mail address:  ______________________________________

Telephone Number:___________________________________

 Authorized Signature:_________________________________

COMPANY

CHATCHING, INC.

By:  ________________________________
    Steve Pfirman, President

PARENTAL CONSENT FORM

This Form is given by the Parent(s) of ___________________ (MINOR)

The undersigned, and each of them, declare:

I have read the entire contract, including the exhibits, which bears the following title and date and concerns the following Chathing, Inc., a Delaware corporation (COMPANY), and the following MINOR, whose custody and control is solely in the hands of the undersigned:

TITLE OF CONTRACT:  Consulting Agreement

I warrant that the undersigned have sole custody and control of the MINOR, and that the MINOR was born on.

In consideration of the execution by the COMPANY of the contract with the MINOR, I acknowledge and agree that I approve of the contract and of the signing of the contract by the MINOR and the living up to the terms and the spirit of the contract by the MINOR and that I will be responsibility for the supervision of the MINOR in fulfilling all duties and obligations under the contract

I hereby agree that COMPANY may apply to the Superior Court of the State of Florida, in and for the appropriate County, (herein called "Court") or any other Court selected by COMPANY as provided by law for approval of the contract; hereby give my consent to the establishment of such trust fund or savings plan for the benefit of the MINOR as the Court may deem just and proper. A copy of this CONSENT may be filed with the Court. I understand and agree that if compensation payable to the MINOR is paid in shares of common stock of COMPANY pursuant to the terms and provisions of the MINOR's contract, the stock shall be issued in my name as parent or guardian of MINOR. The Court may appoint me, but may appoint any other person if it so desires, as sole or joint trustee or guardian of the MINOR's stock.

I reside at the following address, and the MINOR lives at the following address:

MINE:

MINOR'S:

I am executing this consent and agreement in City: _____________  State: ______________ on:

DATE:__________________________   UNDERSIGNED: __________________________________

DATE:__________________________ UNDERSIGNED: ___________________________________

EXHIBIT A

Rule 134 -- Communications Not Deemed a Prospectus

Except as provided in paragraphs (e) and (g) of this section, the terms prospectus as defined in section 2(a)(10) of the Act or free writing prospectus as defined in Rule 405 shall not include a communication limited to the statements required or permitted by this section, provided that the communication is published or transmitted to any person only after a registration statement relating to the offering that includes a prospectus satisfying the requirements of section 10 of the Act (except as otherwise permitted in paragraph (a) of this section) has been filed.

a.
 Such communication may include any one or more of the following items of information, which need not follow the numerical sequence of this paragraph, provided that, except as to paragraphs (a)(4), (a)(5), (a)(6), and (a)(17), the prospectus included in the filed registration statement does not have to include a price range otherwise required by rule:

1.
 Factual information about the legal identity and business location of the issuer limited to the following: the name of the issuer of the security, the address, phone number, and e-mail address of the issuer’s principal offices and contact for investors, the issuer’s country of organization, and the geographic areas in which it conducts business;

2.
 The title of the security or securities and the amount or amounts being offered, which title may include a designation as to whether the securities are convertible, exercisable, or exchangeable, and as to the ranking of the securities;

3.	A brief indication of the general type of business of the issuer, limited to the following:

i.	In the case of a manufacturing company, the general type of manufacturing, the principal products or classes of products manufactured, and the segments in which the company conducts business;

ii.	In the case of a public utility company, the general type of services rendered, a brief indication of the area served, and the segments in which the company conducts business;

iii.
 In the case of an asset-backed issuer, the identity of key parties, such as sponsor, depositor, issuing entity, servicer or servicers, and trustee, the asset class of the transaction, and the identity of any credit enhancement or other support; and

iv.	In the case of any other type of company, a corresponding statement;

4.
 The price of the security, or if the price is not known, the method of its determination or the bona fide estimate of the price range as specified by the issuer or the managing underwriter or underwriters;

5.
 In the case of a fixed income security, the final maturity and interest rate provisions or, if the final maturity or interest rate provisions are not known, the probable final maturity or interest rate provisions, as specified by the issuer or the managing underwriter or underwriters;

6.
 In the case of a fixed income security with a fixed (non-contingent) interest rate provision, the yield or, if the yield is not known, the probable yield range, as specified by the issuer or the managing underwriter or underwriters and the yield of fixed income securities with comparable maturity and security rating as referred to in paragraph (a)(17) of this section;

7.	A brief description of the intended use of proceeds of the offering, if then disclosed in the prospectus that is part of the filed registration statement;

8.	The name, address, phone number, and e-mail address of the sender of the communication and the fact that it is participating, or expects to participate, in the distribution of the security;

9.	The type of underwriting, if then included in the disclosure in the prospectus that is part of the filed registration statement;

10.	The names of underwriters participating in the offering of the securities, and their additional roles, if any, within the underwriting syndicate;

11.
 The anticipated schedule for the offering (including the approximate date upon which the proposed sale to the public will begin) and a description of marketing events (including the dates, times, locations, and procedures for attending or otherwise accessing them);

12.
 A description of the procedures by which the underwriters will conduct the offering and the procedures for transactions in connection with the offering with the issuer or an underwriter or participating dealer (including procedures regarding account opening and submitting indications of interest and conditional offers to buy), and procedures regarding directed share plans and other participation in offerings by officers, directors, and employees of the issuer;

13.
Whether, in the opinion of counsel, the security is a legal investment for savings banks, fiduciaries, insurance companies, or similar investors under the laws of any State or Territory or the District of Columbia, and the permissibility or status of the investment under the Employee Retirement Income Security Act of 1974;

14.
Whether, in the opinion of counsel, the security is exempt from specified taxes, or the extent to which the issuer has agreed to pay any tax with respect to the security or measured by the income therefrom;

15.
Whether the security is being offered through rights issued to security holders, and, if so, the class of securities the holders of which will be entitled to subscribe, the subscription ratio, the actual or proposed record date, the date upon which the rights were issued or are expected to be issued, the actual or anticipated date upon which they will expire, and the approximate subscription price, or any of the foregoing;

16.	Any statement or legend required by any state law or administrative authority;

17.	With respect to the securities being offered:

i.
Any security rating assigned, or reasonably expected to be assigned, by a nationally recognized statistical rating organization as defined in Rule 15c3-1(c)(2)(vi)(F) of the Securities Exchange Act of 1934 and the name or names of the nationally recognized statistical rating organization(s) that assigned or is or are reasonably expected to assign the rating(s); and

ii.
If registered on Form F-9, any security rating assigned, or reasonably expected to be assigned, by any other rating organization specified in the Instruction to paragraph A.(2) of General Instruction I of Form F-9;

18.	The names of selling security holders, if then disclosed in the prospectus that is part of the filed registration statement;

19.	The names of securities exchanges or other securities markets where any class of the issuer's securities are, or will be, listed;

20.	The ticker symbols, or proposed ticker symbols, of the issuer's securities;

21.	The CUSIP number as defined in Rule 17Ad-19(a)(5) of the Securities Exchange Act of 1934 of this chapter) assigned to the securities being offered; and

22.	Information disclosed in order to correct inaccuracies previously contained in a communication permissibly made pursuant to this section.

b.	Except as provided in paragraph (c) of this section, every communication used pursuant to this section shall contain the following:

1.	If the registration statement has not yet become effective, the following statement:

"A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective" and;

2.
 The name and address of a person or persons from whom a written prospectus for the offering meeting the requirements of section 10 of the Act (other than a free writing prospectus as defined in Rule 405) including as to the identified paragraphs above a price range where required by rule, may be obtained.

c.	Any of the statements or information specified in paragraph (b) of this section may, but need not, be contained in a communication which:

1.
Does no more than state from whom and include the uniform resource locator (URL) where a written prospectus meeting the requirements of section 10 of the Act (other than a free writing prospectus as defined in Rule 405) may be obtained, identify the security, state the price thereof and state by whom orders will be executed; or

2.
 Is accompanied or preceded by a prospectus or a summary prospectus, other than a free writing prospectus as defined in Rule 405, which meets the requirements of section 10 of the Act, including a price range where required by rule, at the date of such preliminary communication.

d.
 A communication sent or delivered to any person pursuant to this section which is accompanied or preceded by a prospectus which meets the requirements of section 10 of the Act (other than a free writing prospectus as defined in Rule 405), including a price range where required by rule, at the date of such communication, may solicit from the recipient of the communication an offer to buy the security or request the recipient to indicate whether he or she might be interested in the security, if the communication contains substantially the following statement:

No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date.

Provided, That such statement need not be included in such a communication to a dealer.

e.	A section 10 prospectus included in any communication pursuant to this section shall remain a prospectus for all purposes under the Act.

f.
The provision in paragraphs (c)(2) and (d) of this section that a prospectus that meets the requirements of section 10 of the Act precede or accompany a communication will be satisfied if such communication is an electronic communication containing an active hyperlink to such prospectus.

g.
This section does not apply to a communication relating to an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940.